UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2005

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

Compensation to the Non-Employee Chairman of the Board of Directors

At a meeting of the Board of Directors of the Registrant held on December 16, 2005, the Board approved the grant of an annual retainer fee, effective January 1, 2006, of $20,000 payable to the independent Chairman of the Board of Directors of the Registrant. Alfred F. Boschulte currently serves in this position. This retainer is in addition to fees payable for service as a director and for service on any committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

December 19, 2005	By:	/S/ PETER J. TALLIAN
Name: Peter J. Tallian Title: Senior Vice President, Chief Financial Officer and Treasurer